UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                       0-22011               86-0760991
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)


2575 East Camelback Road, Ste. 450, Phoenix, AZ                   85016
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   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         OTHER EVENTS

         On May 17, 2006, the Registrant, a specialty pharmaceutical company with proprietary drug formulation and delivery technologies utilized in the development of a pipeline of difficult to formulate, oral controlled-release generic and branded drugs, announced that its generic drug development and marketing subsidiary, Synovics Laboratories, Inc., had obtained ownership of an Abbreviated New Drug Application (ANDA) filed with the FDA for an Extended Release (XR) 500mg dosage of Metformin as part of a licensing agreement with Nostrum Pharmaceuticals, Inc. Such agreement has been filed herewith as Exhibit 10.1.

         See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

             10.1     ANDA  Ownership  Transfer and Product  License  Agreement,
                      dated  as  of  May  17,  2006,  by  and  between   Nostrum
                      Pharmaceuticals, Inc. and Synovics Laboratories, Inc.

             99.1     Press Release, dated May 17, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 19, 2006

                                           SYNOVICS PHARMACEUTICALS, INC.

                                           By:     /s/ Ronald H. Lane

                                                   ----------------------------
                                           Name:   Ronald H. Lane, PhD.
                                           Title:  President